UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 14, 2023

WHEELS UP EXPERIENCE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39541	98-1617611
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

601 West 26th Street, Suite 900
New York, New York	10001
(Address of principal executive offices)	(Zip Code)

(212) 257-5252

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	UP	New York Stock Exchange

Redeemable warrants, each warrant exercisable for 1/10th of one share of Class A common stock at an exercise price of $115.00 per whole share of Class A common stock	UP WS	OTCPK*

*	On July 7, 2023, the New York Stock Exchange filed a Form 25 with the U.S. Securities and Exchange Commission to delist the redeemable publicly-traded warrants.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed by Wheels Up Experience Inc. (the “Company” or “Wheels Up”) in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 8, 2023, the Company entered into the Third Amendment to Secured Promissory Note, dated as of September 6, 2023 (the “Note Third Amendment”), with Delta Air Lines, Inc., as payee (“Delta”), which amended the Secured Promissory Note, dated August 8, 2023 (as amended through September 8, 2023, the “Note”), with Delta. On September 14, 2023, the Company and Delta entered into the Fourth Amendment to Secured Promissory Note (the “Note Fourth Amendment” and together with the Note, the “Amended Note”), to increase the aggregate principal amount of the Note by up to an additional $10.0 million, of which the additional $10.0 million was received by the Company on September 14, 2023. The Note Third Amendment brought the total principal amount under the Amended Note up to $70.0 million. The Fourth Amendment does not contain any additional material covenants or terms or amend any material covenants or terms set forth in the Note.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)&(c) On September 14, 2023, the Company announced that the Board of Directors of the Company appointed George N. Mattson to serve as Chief Executive Officer of Wheels Up Partners LLC, an indirect subsidiary of the Company (“WUP”), and the principal executive officer of the Company. Mr. Mattson is expected to join the Company in early October 2023. Todd Smith, who has been serving as WUP’s interim Chief Executive Officer and Chief Financial Officer since May 9, 2023, will continue to serve as the Company’s interim Chief Executive Officer and principal executive officer until Mr. Mattson first date of employment. Thereafter, Mr. Smith will continue to serve as WUP’s Chief Financial Officer and the Company’s principal financial officer and principal accounting officer.

George N. Mattson, age 57, currently serves as President of Star Mountain Capital, a specialized private investment firm, a role that he has held since February 2023 and anticipates stepping down from prior to beginning employment with Wheels Up. Prior to joining Star Mountain Capital, Mr. Mattson was a private investor and corporate board member from 2012 to February 2023. Prior to his years as a private investor, Mr. Mattson held various positions at Goldman, Sachs & Co. from 1994 to 2012, including most recently as a partner and co-head of the Global Industrials Group in Investment Banking from 2002 to 2012, and prior to that time, held various sales and marketing positions at IBM Corp. from 1987 to 1993. Mr. Mattson has also served as a director of Delta Air Lines, Inc. (NYSE: DAL) since October 2012, and Xos, Inc. since August 2021. He formerly served as a director of Virgin Galactic Holdings, Inc. (NYSE: SPCE) from October 2019 to June 2023, Virgin Orbit Holdings, Inc. from December 2021 to August 2023, NextGen Acquisition Corp II from January 2021 to December 2021, NextGen Acquisition Corp from July 2020 to August 2021, and Air France-KLM S.A. (PAR: AF) from 2017 until 2021. Mr. Mattson holds a Bachelor of Science degree in Electrical Engineering from Duke University and Master of Business Administration degree from the Wharton School of the University of Pennsylvania.

There are no family relationships between Mr. Mattson and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company and there are no arrangements or understandings between Mr. Mattson and any other person pursuant to which he was selected as Chief Executive Officer of WUP and the principal executive officer of the Company. Mr. Mattson holds equity interests in and serves as Chairman of the Board of Managers of Tropic Ocean Investors LLC (“Tropic Ocean”), which owns Tropic Ocean Airways, an amphibious airline and leading provider of last-mile private charter and scheduled service in Florida, the Northeastern U.S., the Bahamas and the Caribbean. The Company, through its indirect subsidiary, owns approximately 14.56% of Tropic Ocean and has also entered into a multiyear commercial cooperation agreement (the “CCA”) with Tropic Ocean. Total payments to Tropic Ocean under the CCA since January 1, 2022 were approximately $249,800 and consist of payments to Tropic Ocean as a third-party operator for Wheels Up member flights. Because Mr. Mattson holds an equity interest in Tropic Ocean in excess of the threshold identified under the applicable rules of the SEC, the amount of his interest in these transactions may be deemed to be approximately $249,800. Otherwise, there are no transactions in which Mr. Mattson has an interest requiring disclosure under Item 404(a) of Regulation S-K.

The details of Mr. Mattson’s compensation in connection with his appointment as Chief Executive Officer will be determined by the Compensation Committee of the Board of Directors at a later date.

Item 7.01	Regulation FD Disclosure.

On September 14, 2023, the Company issued a press release regarding the appointment of Mr. Mattson as Chief Executive Officer, a copy of which is furnished as Exhibit 99.1 respectively, and incorporated by reference herein.

The information in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside of the control of Wheels Up that could cause actual results to differ materially from the results discussed in the forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the expectations, hopes, beliefs, intentions or strategies of Wheels Up regarding the future, including, without limitation, statements regarding the start date of any new personnel or expected personnel transitions, if at all, any expected impacts from personnel changes and the ability of Wheels Up to execute and realize the anticipated benefits from, and the degree of market acceptance and adoption of, any new services or partnership experiences in the future. The words “anticipate,” “believe,” continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that statement is not forward-looking. These forward-looking statements are subject to a number of risks, uncertainties and assumptions that could cause actual events and results to differ materially from those contained in such forward-looking statements. Factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements can be found in Wheels Up’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 31, 2023 and Wheels Up’s other filings with the SEC. Moreover, Wheels Up operates in a very competitive and rapidly changing environment. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and Wheels Up undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, changes in expectations, future events or otherwise. Although Wheels Up believes that the expectations reflected in the forward-looking statements are reasonable, Wheels Up cannot guarantee future results, levels of activity, performance or achievements. Except as required by law, Wheels Up does not intend to update any of these forward-looking statements after the date of this Current Report on Form 8-K or to conform these statements to actual results or revised expectations.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press Release, dated September 14, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHEELS UP EXPERIENCE INC.

Date: September 18, 2023	By:	/s/ Todd Smith
		Name:	Todd Smith
		Title:	Interim Chief Executive Officer and Chief Financial Officer